UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2012

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois		60181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 20, 2012, General Employment Enterprises, Inc. (the “Company”) held its 2012 annual meeting of stockholders (the “Meeting”) for the purpose of electing five directors of the Company and to vote to adopt and approve the Company’s 2011 Incentive Plan.

The total number of votes cast in person or by proxy at the Meeting was 16,177,419.  Each director nominee was elected.  Set forth below are the results of the Meeting:

1.             Proposal 1.  Election of Directors

NOMINEE	VOTES FOR	VOTES WITHHELD
DENNIS W. BAKER	16,106,667	70,752
HERBERT F. IMHOFF, JR.	16,092,049	85,370
CHARLES W. B. WARDELL III	16,106,667	70,752
THOMAS C. WILLIAMS	16,106,667	70,752
SALVATORE J. ZIZZA	16,105,977	71,442

2.             Proposal 2.  To Adopt and Approve the Company’s 2011 Incentive Plan

VOTES FOR	VOTES AGAINST	ABSTAIN
16,020,027	136,095	21,297

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC. (Registrant)
Date: February 23, 2012	By: /s/Jarett A. Misch
Jarett A. Misch
Chief Financial Officer
and Treasurer

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